Loss per share	12 Months Ended
Dec. 31, 2019
Loss Per Share
19. Loss per share

Loss per share is based on consolidated comprehensive loss for the year divided by the weighted average number of shares outstanding during the year. Diluted loss per share is computed in accordance with the treasury stock method and is based on the weighted average number of shares and dilutive share equivalents.

The following reflects consolidated comprehensive loss and weighted average number of shares used in the basic and diluted loss per share computations:

	2019	2018	2017
Loss attributed to shareholders	(10,825)	(22,022)	(19,729)
Basic weighted average number of shares (in 000s)	25,545	22,714	18,381
Basic and diluted loss per share	(0.42)	(0.97)	(1.07)

The outstanding stock options and warrants were excluded from the calculation of diluted loss per share because their effect is anti-dilutive.